Exhibit 10.3
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 3 TO OTC LICENSE AGREEMENT
     This Amendment No. 3 (the “Amendment”) to the OTC License Agreement dated October 17, 2006, as amended (the “License”), between Schering-Plough Healthcare Products, Inc. (“MCC”) and Santarus, Inc. (“Santarus”) is made as of the last date of signature below (the “Effective Date”).
RECITALS
     WHEREAS, MCC desires to increase its marketing and promotional efforts for Licensed Products in the Territory; and
     WHEREAS, MCC and Santarus desire to amend certain terms of the License to account for those circumstances, as set forth herein.
     NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, the Parties agree as follows:
AGREEMENT
     1. Expansion of Rights. Santarus agrees that, as of the Effective Date, MCC shall have the expanded right to [***]. Further, Santarus consents to MCC developing and using, at MCC’s discretion, [***].
     2. Amendment of Section 2.6.1. Section 2.6.1(d) of the License is hereby amended by deleting subsections 2.6.1(c) and 2.6.1(d)(i) and (ii).
     3. Amendment of Section 2.6.4. Section 2.6.4 of the License is hereby amended by deleting subsections 2.6.4(c) and (e).
     4. Amendment of Section 4.1.1. Section 4.1.1 of the License is hereby amended by deleting the last sentence.
     5. Amendment of Section 4.5.1. Section 4.5.1 of the License is hereby amended by deleting the last sentence. Section 4.5.1 of the License is further amended by adding the following two sentences to the end, “During the term of the License, Santarus agrees to use commercially reasonable efforts to [***]. [***].
     6. Limitation on Expansion of Rights. In the event that the appeal in Santarus’ ongoing litigation related to the Prescription Products (Federal Circuit Docket Number 2010-1360) results in a ruling vacating, reversing, or remanding for further proceedings any invalidity ruling by the United States District Court for the District of Delaware with respect to one or more claims of the asserted patents that cover a Prescription Product, then, provided that Santarus decides to return (either itself or through a third party acting on its behalf) to actively promoting Prescription Products bearing the Santarus Marks in the Territory, MCC shall, upon Santarus’ written request in Santarus’ sole discretion, cease its exercise of the rights expanded in accordance with Section 1 of this Amendment and the Sections of the License amended pursuant to Sections 2-6 hereof shall be revised to their form prior to this Amendment. MCC shall be entitled to implement the foregoing request over a period of time not to exceed six (6) months, which will allow it to reasonably wind-down those activities.
     7. Trademark Matters. In accordance with Section 6.5 of the License, MCC agrees to pay all reasonable costs and expenses associated with filing and maintaining trademark registrations

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for the Product Marks. MCC acknowledges that Santarus does not have in-house trademark counsel and utilizes outside trademark counsel to perform all legal activities related to the Product Marks. To facilitate the timely review and processing of reimbursement invoices for such costs and expenses, MCC agrees to pay all such undisputed invoices within [***] days following receipt. In the event that MCC disputes any portion of a reimbursement invoice, MCC shall notify Santarus in writing within ten (10) business days following receipt of such reimbursement invoice and shall provide a reasonable description of the basis of the dispute. MCC and Santarus shall then use all reasonable efforts to resolve such dispute within the next [***] days. Invoices not disputed in writing within such ten (10) business day period shall be deemed acceptable. Notwithstanding the foregoing, MCC shall pay all undisputed portions of reimbursement invoices within [***] days following receipt. Invoices (or any portion thereof), other than such portions that are disputed in good faith in accordance with this Section 7, that are not timely paid by MCC shall bear interest from the date due until paid by MCC, to the extent paid by Santarus to its outside counsel, but not to exceed the amount due in accordance with Section 5.7 of the License.
     8. Miscellaneous.
          a. THIS AMENDMENT AND THE LICENSE AS AMENDED BY THIS AMENDMENT SETS FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF MCC AND SANTARUS WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERCEDES ALL PRIOR DISCUSSIONS, AGREEMENTS AND WRITINGS IN RELATION THERETO. EXCEPT AS OTHERWISE SET FORTH IN THE LICENSE, THE PARTIES HAVE NOT RELIED ON ANY MATERIAL REPRESENTATIONS OR WARRANTIES IN CONNECTION WITH THE NEGOTIATION AND EXECUTION OF THIS AMENDMENT.
          b. Except for the amendments set forth herein, all other terms and conditions of the License shall remain in full force and effect.
          c. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the License.
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     IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the Effective Date.

SCHERING-PLOUGH HEALTHCARE PRODUCTS, INC.
By:	/S/ Nancy Miller-Rich
	Name:	Nancy Miller-Rich
	Title:	GVP New Ventures

Date: April 1, 2011

SANTARUS, INC.
By:	/S/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and CEO

Date: March 31, 2011